                                                                  EXHIBIT 99.3

                   SEVENTH AMENDMENT TO COST SHARING NATIONAL
                                  IRU AGREEMENT

          THIS SEVENTH AMENDMENT TO COST SHARING NATIONAL IRU AGREEMENT ("Amendment") is made and entered into as of the ____ day of September 2000 (the "Amendment Effective Date"), by and between LEVEL 3 COMUNICATIONS, LLC, a Delaware limited liability company ("Grantor") and SPLITROCK SERVICES, INC., a Delaware corporation ("Grantee"). This Amendment modified and amends that certain Cost Sharing National IRU Agreement dated April 26, 1999 between Grantor and Grantee (the "Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                                    RECITALS

          A. Grantee desires to obtain an IRU in additional intercity fibers within and along Segments of the Grantor System, and Grantor desires to convey to Grantee an IRU in the additional fibers specified herein, subject to and in accordance with the terms and provisions set forth in this Amendment.

          B. The parties desire to amend the resale restrictions placed upon Grantee's use of the Grantee Fibers, subject to and in accordance with the terms and provisions set forth in this Amendment.

          C. The parties desire to amend the Facilities Contribution and Utility Charge for space and power utilized by Grantee in the Facilities, subject to and in accordance with the terms and provisions set forth in this Amendment.

                               TERMS OF AMENDMENT

          Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

                                    ARTICLE 1
                                SEGMENT REVISIONS

1.01 Segment 4c, which is that portion of the Grantor System between Kansas City, Missouri and St. Louis, Missouri, is hereby ***. The parties recognize that Grantee has paid to Grantor *** for the Segment, and said amount shall be credited against *** Contributions that are owed by Grantee to Grantor.

1.02 The number of Grantee Fibers in Segment 12b, which is that portion of the Grantor System between Ft. Worth, Texas and Dallas, Texas, is hereby ***. The parties recognize that Grantee has paid to Grantor ***, which is the difference between the fees previously due and payable for *** fibers and the amount due for the *** fibers. Said amount shall be credited against *** Contributions that are owed by Grantee to Grantor.

CONFIDENTIAL - SEVENTH AMENDMENT                  CONFIDENTIAL TREATMENT REQUEST

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                                    ARTICLE 2
                                ADDITIONAL FIBERS

2.01 Grantee desires to add fiber to certain Segments of the Grantor System (collectively, the "Additional Intercity Fibers"), as specified in Exhibits "A-1" and "A-2," attached hereto. Grantor shall initially provide Grantee with an IRU in a portion of the Additional Intercity Fibers on the Scheduled Completion Dates specified in Exhibit "A-1" (the "First Additional Intercity Fibers"). Grantor shall then provide Grantee with an IRU in the remainder of the Additional Intercity Fibers on the Scheduled Completion Dates specified in Exhibit "A-2" (the "Second Additional Intercity Fibers").

2.02 Grantee shall pay to Grantor an IRU Contribution for the Additional Intercity Fibers on a per Segment basis in the amounts specified in Exhibits "A-1" and "A-2." The IRU Contribution shall be due from Grantee to Grantor with respect to the Additional Intercity Fibers in each Segment as follows: (i) *** percent (***%) on the Amendment Effective Date (which equates to ***), and (ii) *** percent (***%) on the Acceptance Date of such Segment.

2.03 The Additional Intercity Fibers shall be considered Grantee Fibers under the Agreement. The IRU with respect to Additional Intercity Fibers in a Segment shall commence as of the IRU Effective Date of each Segment.

2.04 The parties recognize, acknowledge and agree that Grantee's purchase of an IRU in the Additional Intercity Fibers replaces the Option contained in
Section 3.02 of the Agreement, and the Option shall be of no further force and effect.

                                    ARTICLE 3
                             RESALE OF GRANTEE FIBER

          Section 15.04 of the Agreement shall be deleted and replaced as follows:

          Notwithstanding anything to the contrary contained in this Agreement, Grantee covenants and agrees that prior to the fourth anniversary of the Effective Date of the Agreement it may only assign, sell, lease, sublease, transfer, grant an indefeasible right of use or other similar right or interest in the IRU or the Grantee Fibers in such Segment to anyone other than an Affiliate if the following conditions are met:

          (1) In the event that Grantee *** Grantee must provide Grantor with prior written notice of such transfer, and ***

          (2) In the event that Grantee *** Grantee must provide Grantor with written notice of such transfer at least thirty (30) days prior to the effective date of the transfer. The parties recognize that under no circumstances shall Grantee be permitted to exchange more than *** of the Grantee Fibers in any Segment for ***. For purposes of this Agreement, in the event Grantee receives *** in any Segment from a third party, and such ***.

CONFIDENTIAL - SEVENTH AMENDMENT                  CONFIDENTIAL TREATMENT REQUEST

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          Nothing contained in this Section 15.04 shall prohibit the sale of capacity over the Grantee Fibers. Nothing contained in this
          Article 15 shall be deemed or construed to prohibit Grantor from assigning or otherwise transferring this Agreement or from selling, transferring, leasing, licensing, granting indefeasible rights of use or entering into similar agreements or arrangements with other Persons respecting any fibers and conduit constituting a part of the Grantor System.

                                    ARTICLE 4
                                FACILITIES SPACE

4.01 Section 7.03 of the Agreement, as amended by the Second Amendment, shall be deleted and replaced as follows:

          Grantor will provide Grantee during the Term segregated space in the Facilities along the System Route for the placement of Grantee's electronic and optronic equipment as specified in Exhibit "K," attached hereto. Grantee shall pay to Grantor, within *** banking days after the Acceptance Date of a Segment, *** per square foot for the space to be occupied by Grantee in each Facility along such Segment (as calculated in Exhibit "K") (the "Facilities Contribution"). In the event Grantee determines that it will ***, Grantor will, ***. Grantee shall pay Grantor *** for *** ordered on or before ***. For orders placed after ***, Grantee shall pay Grantor the then current rate for ***.

4.02 The parties recognize the Grantee has previously ordered and paid for space in Grantor's Facilities located in the following cities: ***, and that Grantee no longer desires to utilize such space. As such, Grantee shall promptly remove any of its Facilities located in such space and restore the space to a condition suitable for another customer, in Grantor's reasonable discretion. Grantor shall then credit *** against *** Contributions that are owed by Grantee to Grantor.

4.03 In the event that Grantee has previously paid for space in any Facility, other than the space referenced in Section 4.02 above, then any such payment shall be credited against the Facilities Contribution for such space, or, if such payment exceeds the Facilities Contribution, then against *** Contributions that are owed by Grantee to Grantor.

4.04 Exhibit "K" attached hereto shall be inserted as Exhibit "K" in the Agreement.

                                    ARTICLE 5
                                RECURRING CHARGES

5.01 Section 13.02 of the Agreement, as amended by the First Amendment, shall be deleted and replaced as follows:

          In consideration for Grantor's responsibilities under Article 12, subject to the adjustments described in Sections 13.03 and 13.05 (i) Grantee shall pay to Grantor on the first (1st) day of each calendar month, in advance,

CONFIDENTIAL - SEVENTH AMENDMENT                  CONFIDENTIAL TREATMENT REQUEST

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          with respect to each Segment, commencing with the Acceptance Date of such Segment and continuing until the expiration of the Term of the IRU with respect to such Segment, $*** per Route Mile
          ((for up to twelve (12) Grantee Fibers), $*** per Route Mile (for up to sixteen (16) Grantee Fibers), and $*** per Route Mile (for up to thirty-six (36) Grantee Fibers), (the "Monthly Charge");
          and (ii) Grantee shall pay the following charges for the consumption of power needed to operate Grantee's electronic and optronic equipment: $*** per amp per month for AC power, and $*** per amp per month for DC power (collectively, the "Utility Charge"). If Grantor incurs an increase in power charges for the consumption of power needed to operate Grantee's electronic and optronic equipment at Regeneration Facilities, Terminal
          Facilities and Opamp Facilities along the Grantor System, Grantor may increase the Utility Charge, however, said increase shall occur not more than annually. Grantee shall notify Grantor in writing of its initial power requirements within sixty (60) days following execution of this Agreement, or any subsequent amendments, as applicable, and shall provide Grantor written updates for any increased power needs during the Term.

5.02 The parties recognize that Grantee has the right to utilize a minimum of *** amps per rack or *** amps per *** square feet of space occupied in the Facilities, and that Grantor and Grantee shall establish a power delivery schedule for this power within thirty (30) days of the Amendment Effective Date.

                                    ARTICLE 6
                                  RATIFICATION

          Except as amended by the First, Second, Third, Fourth, Fifth, Sixth and this Seventh Amendment, the original terms and provisions of the Agreement shall continue in full force and effect and the Agreement, as amended by the First, Second, Third, Fourth, Fifth, Sixth and this Seventh Amendment, is hereby ratified and confirmed.

          IN WITNESS WHEREOF, Grantor and Grantee have executed this Amendment as of the date first written above.

LEVEL 3 COMMUNICATIONS, LLC                 SPLITROCK SERVICES, INC.


By:                                         By:
   ------------------------------              ---------------------------

Title:                                      Title:
      ---------------------------                 ------------------------

Date:                                       Date:
     ----------------------------                -------------------------

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                                  EXHIBIT "A-1"
                        FIRST ADDITIONAL INTERCITY FIBERS
                               SEGMENTS/CITY PAIRS

                                                               FIRST
                                                             ADDITIONAL
                                                             INTERCITY
                                                 ESTIMATED    FIBERS       ESTIMATED IRU      IRU SCHEDULED
  ROUTE SEGMENT        CITY PAIRS               ROUTE MILES  ORDERED            FEE          COMPLETION DATE
-----------------------------------------------------------------------------------------------------------------
                 NORTHWEST DISTRICT

       4e        Las Vegas to Ogden                  476         ***            ***                          ***
                 Salt Lake City to Ogden             35          ***            ***                          ***
      13a        Sacramento to Portland              643         ***            ***                          ***
      13b        Portland to Seattle                 193         ***            ***                          ***
      18a        Seattle to Boise                    550         ***            ***                          ***
      18b        Boise to Ogden                      395         ***            ***                          ***
                 Regional Total                    2,257                        ***

                 N.CALIFORNIA DISTRICT

       2a        San Jose to San Francisco            45         ***            ***                          ***
       2b        San Jose to San Luis Obispo         198         ***            ***                          ***
       2c        San Luis Obispo to Los Angeles      244         ***            ***                          ***
       2d        San Francisco to Oakland             10         ***            ***                          ***
       2e        Oakland to Sacramento                85         ***            ***                          ***
                 Regional Total                      582                        ***

                 PHOENIX DISTRICT

      4a1        LA to San Bernardino                 67         ***            ***                          ***
      4a2        San Bernardino to Las Vegas         229         ***            ***                          ***
       8         LA to San Diego                     165         ***            ***                          ***
      12a        San Diego to Phoenix                355         ***            ***                          ***
      12c        Phoenix to Santa Teresa (El
                 Paso)                               417         ***            ***                          ***
                 Regional Total                    1,233                        ***

                 DENVER DISTRICT

       4b        St. Louis to Chicago                299         ***            ***                          ***
       4c        Kansas City to St. Louis            302         ***            ***                          ***
       4d        Omaha to Kansas City                215         ***            ***                          ***
       4f        Ogden to Denver                     603         ***            ***                          ***
       4g        Denver to Omaha                     554         ***            ***                          ***
      12e        Santa Teresa (El Paso) to
                 Stratford                           471         ***            ***                          ***
      14a        Denver to Stratford                 358         ***            ***                          ***
                 Regional Total                    2,802                        ***

                 TEXAS DISTRICT

       5c        Dallas to Memphis                   514         ***            ***                          ***
       5e        Memphis to Nashville                251         ***            ***                          ***
       7         Dallas to Houston                   247         ***            ***                          ***
      11b        Houston to New Orleans              366         ***            ***                          ***
      11c1       New Orleans to Tallahassee          481         ***            ***                          ***
      12b        Ft. Worth to Dallas                  30         ***            ***                          ***
      12d        Stratford to Ft. Worth              424         ***            ***                          ***
      19a        San Antonio to Houston              218         ***            ***                          ***
      19b        San Antonio to Austin                79         ***            ***                          ***
      19c        Austin to Ft. Worth                 208         ***            ***                          ***
                 Regional Total                    2,818                        ***

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
                                                               FIRST
                                                             ADDITIONAL
                                                             INTERCITY
                                                 ESTIMATED    FIBERS       ESTIMATED IRU      IRU SCHEDULED
  ROUTE SEGMENT        CITY PAIRS               ROUTE MILES  ORDERED            FEE          COMPLETION DATE
-----------------------------------------------------------------------------------------------------------------
                 SOUTHEAST DISTRICT

       5d        Louisville to Cincinnati            126         ***            ***                          ***
       5f        Nashville to Louisville             230         ***            ***                          ***
       9b        Atlanta to Charlotte                253         ***            ***                          ***
       9d        Charlotte to Raleigh                200         ***            ***                          ***
      10a        Atlanta to Jacksonville             350         ***            ***                          ***
      10b        Orlando to Miami                    252         ***            ***                          ***
      10c        Jacksonville to Orlando             141         ***            ***                          ***
      11a        Tampa to Miami                      300         ***            ***                          ***
      11c2       Tallahassee to Tampa                244         ***            ***                          ***
       17        Nashville to Atlanta                381         ***            ***                          ***
                 Regional Total                    2,477                        ***

                 NORTHEAST DISTRICT

       1a        Newark to New York                   16         ***            ***                          ***
       1b        Princeton to Newark                  42         ***            ***                          ***
       1c        Philadelphia to Princeton            61         ***            ***                          ***
       1d        Wilmington to Philadelphia           37         ***            ***                          ***
       6a        New York to Stamford                 45         ***            ***                          ***
       6b        Providence to Boston                 49         ***            ***                          ***
       6d        Stamford to Hartford                 96         ***            ***                          ***
       6e        Hartford to Providence               81         ***            ***                          ***
      15a        Cleveland to Buffalo                192         ***            ***                          ***
      15b        Albany to Boston                    175         ***            ***                          ***
                 Regional Total                      794                        ***

                 NEW YORK DISTRICT

       1e        Baltimore to Wilmington              79         ***            ***                          ***
       1f        Washington DC to Baltimore           78         ***            ***                          ***
       3a        Chicago to Detroit                  324         ***            ***                          ***
       3b        Pittsburgh to Washington DC         272         ***            ***                          ***
       3c        Detroit to Cleveland                190         ***            ***                          ***
       3d        Cleveland to Pittsburgh             162         ***            ***                          ***
       5a        Chicago to Indianapolis             239         ***            ***                          ***
       5b        Indianapolis to Cincinnati          114         ***            ***                          ***
       9a        Richmond to Washington DC           120         ***            ***                          ***
       9c        Raleigh to Richmond                 175         ***            ***                          ***
                 Regional Total                    1,727                        ***

                 E.CANADA DISTRICT

      15c        Toronto to Buffalo                  111         ***            ***                          ***
      15d        Montreal to Albany                  240         ***            ***                          ***
      15e        Toronto to Ottawa                   260         ***            ***                          ***
      15f        Ottawa to Montreal                  103         ***            ***                          ***
                 Regional Total                      714         ***            ***                          ***
                                                                                ***
                 NETWORK TOTAL                                                  ***

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                                  EXHIBIT "A-2"
                       SECOND ADDITIONAL INTERCITY FIBERS
                               SEGMENTS/CITY PAIRS

                                                               FIRST
                                                             ADDITIONAL
                                                             INTERCITY
                                                 ESTIMATED    FIBERS       ESTIMATED IRU      IRU SCHEDULED
  ROUTE SEGMENT        CITY PAIRS               ROUTE MILES  ORDERED            FEE          COMPLETION DATE
-----------------------------------------------------------------------------------------------------------------
                    NORTHWEST DISTRICT

        4e          Las Vegas to Ogden               476         ***            ***                 ***
                    Salt Lake City to Ogden           35         ***            ***                 ***
        13a         Sacramento to Portland           643         ***            ***                 ***
        13b         Portland to Seattle              193         ***            ***                 ***
        18a         Seattle to Boise                 550         ***            ***                 ***
        18b         Boise to Ogden                   395         ***            ***                 ***
                                  REGIONAL TOTAL   2,257                        ***

                    N.CALIFORNIA DISTRICT

        2a          San Jose to San Francisco         45         ***            ***                 ***
        2b          San Jose to San Luis Obispo      198         ***            ***                 ***
        2c          San Luis Obispo to Los
                    Angeles                          244         ***            ***                 ***
        2d          San Francisco to Oakland          10         ***            ***                 ***
        2e          Oakland to Sacramento             85         ***            ***                 ***
                                  REGIONAL TOTAL     582                        ***

                    PHOENIX DISTRICT

        4a1         LA to San Bernardino              67         ***            ***                 ***
        4a2         San Bernardino to Las Vegas      229         ***            ***                 ***
         8          LA to San Diego                  165         ***            ***                 ***
        12a         San Diego to Phoenix             355         ***            ***                 ***
        12c         Phoenix to Santa Teresa (El
                    Paso)                            417         ***            ***                 ***
                    Regional Total                 1,233                        ***

                    DENVER DISTRICT

        4b          St. Louis to Chicago             299         ***            ***                 ***
        4c          Kansas City to St. Louis         302         ***            ***                 ***
        4d          Omaha to Kansas City             215         ***            ***                 ***
        4f          Ogden to Denver                  603         ***            ***                 ***
        4g          Denver to Omaha                  554         ***            ***                 ***
        12e         Santa Teresa (El Paso) to        471         ***            ***                 ***
                    Stratford
        14a         Denver to Stratford              358         ***            ***                 ***
                    Regional Total                 2,802                        ***

                    TEXAS DISTRICT

        5c          Dallas to Memphis                514         ***            ***                 ***
        5e          Memphis to Nashville             251         ***            ***                 ***
         7          Dallas to Houston                247         ***            ***                 ***
        11b         Houston to New Orleans           366         ***            ***                 ***
       11c1         New Orleans to Tallahassee       481         ***            ***                 ***
        12b         Ft. Worth to Dallas               30         ***            ***                 ***
        12d         Stratford to Ft. Worth           424         ***            ***                 ***
        19a         San Antonio to Houston           218         ***            ***                 ***
        19b         San Antonio to Austin             79         ***            ***                 ***
        19c         Austin to Ft. Worth              208         ***            ***                 ***

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
                                                               FIRST
                                                             ADDITIONAL
                                                             INTERCITY
                                                 ESTIMATED     FIBERS      ESTIMATED IRU      IRU SCHEDULED
  ROUTE SEGMENT        CITY PAIRS               ROUTE MILES   ORDERED           FEE          COMPLETION DATE
-----------------------------------------------------------------------------------------------------------------
                    Regional Total                 2,818                        ***

                    SOUTHERN DISTRICT

        5d          Louisville to Cincinnati         126         ***            ***                 ***
        5f          Nashville to Louisville          230         ***            ***                 ***
        9b          Atlanta to Charlotte             253         ***            ***                 ***
        9d          Charlotte to Raleigh             200         ***            ***                 ***
        10a         Atlanta to Jacksonville          350         ***            ***                 ***
        10b         Orlando to Miami                 252         ***            ***                 ***
        10c         Jacksonville to Orlando          141         ***            ***                 ***
        11a         Tampa to Miami                   300         ***            ***                 ***
       11c2         Tallahassee to Tampa             244         ***            ***                 ***
        17          Nashville to Atlanta             381         ***            ***                 ***
                    Regional Total                 2,477                        ***

                    NOTHEAST DISTRICT

        1a          Newark to New York                16         ***            ***                 ***
        1b          Princeton to Newark               42         ***            ***                 ***
        1c          Philadelphia to Princeton         61         ***            ***                 ***
        1d          Wilmington to Philadelphia        37         ***            ***                 ***
        6a          New York to Stamford              45         ***            ***                 ***
        6b          Providence to Boston              49         ***            ***                 ***
        6d          Stamford to Hartford              96         ***            ***                 ***
        6e          Hartford to Providence            81         ***            ***                 ***
        15a         Cleveland to Buffalo             192         ***            ***                 ***
        15b         Albany to Boston                 175         ***            ***                 ***
                    Regional Total                   794                        ***

                    NEW YORK DISTRICT

        1e          Baltimore to Wilmington           79         ***            ***                 ***
        1f          Washington DC to Baltimore        78         ***            ***                 ***
        3a          Chicago to Detroit               324         ***            ***                 ***
        3b          Pittsburgh to Washington DC      272         ***            ***                 ***
        3c          Detroit to Cleveland             190         ***            ***                 ***
        3d          Cleveland to Pittsburgh          162         ***            ***                 ***
        5a          Chicago to Indianapolis          239         ***            ***                 ***
        5b          Indianapolis to Cincinnati       114         ***            ***                 ***
        9a          Richmond to Washington DC        120         ***            ***                 ***
        9c          Raleigh to Richmond              175         ***            ***                 ***
                    Regional Total                 1,727                        ***

                    E.CANADA DISTRICT

        15c         Toronto to Buffalo               111         ***            ***                 ***
        15d         Montreal to Albany               240         ***            ***                 ***
        15e         Toronto to Ottawa                260         ***            ***                 ***
        15f         Ottawa to Montreal               103         ***            ***                 ***
                    Regional Total                   714         ***            ***                 ***

                    NETWORK TOTAL                                               ***

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                                   EXHIBIT "K"
                           GRANTEE SPACE REQUIREMENTS

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
                                                                  ASSIGNED
FACILITY TYPE      SEGMENT/SITE LOCATION                           SPACE*    HUTS 3 & 4**    HUTS 5 & 6***
-------------------------------------------------------------------------------------------------------------
                   LAS VEGAS TO OGDEN

***                Coyote Springs                                   ***          ***
***                Monument Canyon                                  ***          ***
***                Yale Crossing                                    ***          ***
***                Millford, UT                                     ***          ***
***                Delta (Oasis)                                    ***          ***
***                Lofgreen                                         ***          ***
***                Ogden                                            ***          ***

                   SACRAMENTO TO PORTLAND

***                Colusa (Fagan)                                   ***          ***
***                Corning (Tehama) (RedBluff)                      ***          ***
***                Palo Cedro (Oak Run )                            ***          ***
***                Burney (Hors Four Corners )                      ***          ***
***                Tionesta (Homestead)(Copic)                      ***          ***
***                Modoc Pt.                                        ***          ***
***                Chemult (Paunina)                                ***          ***
***                Oakridge (Westfir)                               ***          ***
***                Eugene (Swain)                                   ***          ***
***                Salem                                            ***          ***

                   PORTLAND TO SEATTLE

***                Ostrander                                        ***          ***
***                Olympia                                          ***          ***

                   SEATTLE TO BOISE

***                North Bend (Issaquah)                            ***          ***
***                Cle Elum (Easton)                                ***          ***
***                Fruitvale (Cottonwoods)                          ***          ***
***                Prosser (Byron)                                  ***          ***
***                Rieth (Stanfield)                                ***          ***
***                LaGrande (Pelican) Creek                         ***          ***
***                Durkee (Oxman) (Ebell Creek)                     ***          ***
***                Ontario                                          ***          ***

                   BOISE TO OGDEN

***                Boise                                            ***          ***
***                Reverse                                          ***          ***
***                Gooding                                          ***          ***
***                Rupert                                           ***          ***
***                Bridge                                           ***          ***
***                Howelll                                          ***          ***

                   SAN JOSE TO SAN FRANCISCO

                   SAN JOSE TO SAN LUIS OBISPO

***                San Martin (Salinas)                             ***          ***
***                Soledad                                          ***          ***
***                San Ardo                                         ***          ***
***                San Luis Obispo                                  ***          ***

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


                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
                                                                  ASSIGNED
FACILITY TYPE      SEGMENT/SITE LOCATION                           SPACE*    HUTS 3 & 4**    HUTS 5 & 6***
-------------------------------------------------------------------------------------------------------------
                   SAN LUIS OBISPO TO LOS ANGELES

***                Whitehills (Lompoc)                              ***          ***
***                Santa Barbara                                    ***          ***
***                Ventura                                          ***          ***
***                Moorpark                                         ***          ***

                   SAN FRANCISCO TO OAKLAND

***                Oakland                                          ***          ***

                   OAKLAND TO SACRAMENTO

***                Suisun (Fairfield) (Jacksnipe Station)           ***          ***

                   OAKLAND TO SAN JOSE

                   LA TO SAN BERNARDINO

                   SAN BERNARDINO TO LAS VEGAS

***                San Bernardino                                   ***          ***
***                Slash X (Barstow)                                ***          ***
***                Silver Lake                                      ***          ***
***                Primm (Kearny Pass)                              ***          ***

                   LA TO SAN DIEGO

***                Corona                                           ***          ***
***                Escondido                                        ***          ***

                   SAN DIEGO TO PHOENIX

***                Live Oak Springs                                 ***          ***
***                El Centro                                        ***          ***
***                Yuma                                             ***          ***
***                Growler                                          ***          ***
***                Agua Caliente Rd                                 ***          ***

                   PHOENIX TO SANTA TERESA

***                La Palma                                         ***          ***
***                Tucson                                           ***          ***
***                Sibyl                                            ***          ***
***                Olga                                             ***          ***
***                Separ                                            ***          ***
***                Myndus                                           ***          ***

                   ST. LOUIS TO CHICAGO

***                Plainview                                        ***          ***
***                Springfield                                      ***          ***
***                Bloomington                                      ***          ***
***                Odell                                            ***          ***
***                Joliet                                           ***          ***

                   KANSAS CITY TO ST. LOUIS

***                Centerview                                       ***          ***
***                Syracuse                                         ***          ***
***                Tebbetts                                         ***          ***
***                Marthasville                                     ***          ***

                   OMAHA TO KANSAS CITY

***                Howe                                             ***          ***
***                Lancaster                                        ***          ***

                   OGDEN TO DENVER

***                Wahsatch                                         ***          ***

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


                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
                                                                  ASSIGNED
FACILITY TYPE      SEGMENT/SITE LOCATION                           SPACE*    HUTS 3 & 4**    HUTS 5 & 6***
-------------------------------------------------------------------------------------------------------------
***                Carter (Elkhurst)                                ***          ***
***                Green River                                      ***          ***
***                Monell                                           ***          ***
***                Rawlins                                          ***          ***
***                Medicine Bow                                     ***          ***
***                Laramie                                          ***          ***
***                Stateline                                        ***          ***
***                Platteville                                      ***          ***

                   DENVER TO OMAHA

***                Weld Co.                                         ***          ***
***                Platner                                          ***          ***
***                Haigler                                          ***          ***
***                Culbertson                                       ***          ***
***                Edison                                           ***          ***
***                Heartwell                                        ***          ***
***                Grafton                                          ***          ***
***                Lincoln                                          ***          ***

                   SANTA TERESA  TO STRATFORD

***                Orogrande (Elwood)                               ***          ***
***                Tularosa                                         ***          ***
***                Ancho                                            ***          ***
***                Duran                                            ***          ***
***                Santa Rosa                                       ***          ***
***                Tucumcari                                        ***          ***
***                Romero                                           ***          ***
***                Stratford                                        ***          ***

                   DENVER TO STRATFORD

***                Spruce (Monument)                                ***          ***
***                Pinon (Pueblo)                                   ***          ***
***                Rocky Ford (N.Lajunta)                           ***          ***
***                Frick                                            ***          ***
***                Campo (Baca Co. Line)                            ***          ***

                   DALLAS TO MEMPHIS

***                Edgewood                                         ***          ***
***                Newsome                                          ***          ***
***                Roach                                            ***          ***
***                Guernsey                                         ***          ***
***                Arkadelphia                                      ***          ***
***                Little Rock                                      ***          ***
***                Biscoe                                           ***          ***
***                Widener                                          ***          ***

                   MEMPHIS TO NASHVILLE

***                Walnut                                           ***          ***
***                Lutts                                            ***          ***
***                Rockdale                                         ***          ***

                   DALLAS TO HOUSTON

***                Corsicana                                        ***          ***
***                Robbins                                          ***          ***

CONFIDENTIAL - SEVENTH AMENDMENT                  CONFIDENTIAL TREATMENT REQUEST

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
                                                                  ASSIGNED
FACILITY TYPE      SEGMENT/SITE LOCATION                           SPACE*    HUTS 3 & 4**    HUTS 5 & 6***
-------------------------------------------------------------------------------------------------------------
***                Dacus                                            ***          ***

                   HOUSTON TO NEW ORLEANS

***                Raywood (Devers) (N. Willis)                     ***          ***
***                Pinehurst (Hwy 90/SR 109)                        ***          ***
***                Iowa (Kinder) (Mermentau)                        ***          ***
***                Lafayette (Krotz Springs) (Oliver Sta.)          ***          ***
***                Baton Rouge (Chacahoula)                         ***          ***
***                Sorrento                                         ***          ***

                   NEW ORLEANS TO TALLAHASSEE

***                Pearlington (Kiln)                               ***          ***
***                Poplarville (White Crossing)                     ***          ***
***                Hutson Lake                                      ***          ***
***                Mobile                                           ***          ***
***                Pensacola                                        ***          ***
***                Crestview                                        ***          ***
***                Bruce (Bonifay)                                  ***          ***
***                Clarksville (Sneads)                             ***          ***
***                Tallahassee                                      ***          ***

                   FT. WORTH TO DALLAS

                   STRATFORD TO FT. WORTH

***                Dumas                                            ***          ***
***                Amarillo                                         ***          ***
***                Ashtola (Goodnight)                              ***          ***
***                Carey                                            ***          ***
***                Tolbert                                          ***          ***
***                Wichita Falls                                    ***          ***
***                Fruitland                                        ***          ***

                   SAN ANTONIO TO HOUSTON

***                Luling                                           ***          ***
***                Weimar                                           ***          ***
***                East Bernard                                     ***          ***

                   SAN ANTONIO TO AUSTIN

***                Hunter                                           ***          ***

                   AUSTIN TO FT. WORTH

***                Bartlett                                         ***          ***
***                Waco                                             ***          ***
***                Itasca                                           ***          ***

                   LOUISVILLE TO CINCINNATI

***                Rexville                                         ***          ***

                   NASHVILLE TO LOUISVILLE

***                Reubensville                                     ***          ***
***                Nash                                             ***          ***
***                Irvington                                        ***          ***

                   ATLANTA TO CHARLOTTE

***                Bogart                                           ***          ***
***                Gluck                                            ***          ***
***                Spartanburg                                      ***          ***

                   CHARLOTTE TO RALEIGH

CONFIDENTIAL - SEVENTH AMENDMENT                  CONFIDENTIAL TREATMENT REQUEST

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
                                                                  ASSIGNED
FACILITY TYPE      SEGMENT/SITE LOCATION                           SPACE*    HUTS 3 & 4**    HUTS 5 & 6***
-------------------------------------------------------------------------------------------------------------
***                Salisbury                                        ***          ***
***                Greensboro                                       ***          ***
***                Oaks                                             ***          ***

                   ATLANTA TO JACKSONVILLE

***                Flovilla                                         ***          ***
***                Gordon                                           ***          ***
***                Tarrytown                                        ***          ***
***                Surrency                                         ***          ***
***                Newell                                           ***          ***

                   ORLANDO TO MIAMI

***                Kenansville                                      ***          ***
***                Marcy                                            ***          ***
***                Bannock                                          ***          ***

                   JACKSONVILLE TO ORLANDO

***                St. Augustine                                    ***          ***
***                Deland                                           ***          ***

                   TAMPA TO MIAMI

***                Waterbury                                        ***          ***
***                E. Farmers Rd                                    ***          ***
***                Goodno                                           ***          ***
***                Deem City                                        ***          ***

                   TALLAHASSEE TO TAMPA

***                Perry                                            ***          ***
***                Chiefland                                        ***          ***
***                Chassahowtzka                                    ***          ***

                   NASHVILLE TO ATLANTA

***                Shelbyville                                      ***          ***
***                Huntsville                                       ***          ***
***                Blountsville                                     ***          ***
***                Birmingham                                       ***          ***
***                Howells Cove                                     ***          ***
***                Tallapoosa                                       ***          ***

                   STAMFORD TO HARTFORD

***                Bridgewater                                      ***          ***              ***

                   HARTFORD TO PROVIDENCE

***                Chepachet, RI (Providence)                       ***          ***              ***

                   CLEVELAND TO BUFFALO

***                Saybrook                                         ***          ***
***                Wesleyville (Erie)                               ***          ***
***                Sheridan                                         ***          ***

                   ALBANY TO BOSTON

***                Chicopee (Springfield)                           ***          ***
***                Auburn (Worcester)                               ***          ***
***                Stockbridge (Lee)                                ***          ***

                   BALTIMORE TO WILMINGTON

***                Perryville                                       ***          ***              ***

                   WASHINGTON DC TO BALTIMORE
***                Millersville                                     ***          ***              ***

CONFIDENTIAL - SEVENTH AMENDMENT                  CONFIDENTIAL TREATMENT REQUEST

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
                                                                  ASSIGNED
FACILITY TYPE      SEGMENT/SITE LOCATION                           SPACE*    HUTS 3 & 4**    HUTS 5 & 6***
-------------------------------------------------------------------------------------------------------------
                   CHICAGO TO DETROIT

***                Gary                                             ***          ***
***                Niles                                            ***          ***
***                Kalamazoo                                        ***          ***
***                Albion                                           ***          ***
***                Dexter (Ann Arbor)                               ***          ***

                   PITTSBURGH TO WASHINGTON DC

***                Uniontown                                        ***          ***
***                Cumberland                                       ***          ***
***                Big Pool                                         ***          ***
***                Frederick                                        ***          ***

                   DETROIT TO CLEVELAND

***                Toledo                                           ***          ***
***                Kimball                                          ***          ***

                   CLEVELAND TO PITTSBURGH

***                Akron                                            ***          ***
***                Columbiana (Kent State) (Salem)                  ***          ***

                   CHICAGO TO INDIANAPOLIS

***                Crown Point                                      ***          ***
***                Wolcott                                          ***          ***
***                Frankfort                                        ***          ***

                   INDIANAPOLIS TO CINCINNATI

***                Greensburg                                       ***          ***

                   RICHMOND TO WASHINGTON DC

***                Dahlgren (Newburg)                               ***          ***

                   RALEIGH TO RICHMOND

***                Wise                                             ***          ***
***                Dinwiddie                                        ***          ***

                   TORONTO TO BUFFALO

***                Hamilton                                         ***          ***

                   MONTREAL TO ALBANY

***                Beekmantown                                      ***          ***
***                Factoryville                                     ***          ***
***                Moreau (Ft. Edward)                              ***          ***
***                Albany                                           ***          ***

                   TORONTO TO OTTAWA

***                Peterborough                                     ***          ***
***                Tweed                                            ***          ***
***                Perth                                            ***          ***

                   OTTAWA TO MONTREAL

***                Ottawa                                           ***          ***
***                Champlain                                        ***          ***
***                Montreal                                         ***          ***

                   NEWARK TO PHILIDELPHIA

***                Princeton                                        ***          ***              ***

*The Assigned Space is the space allocated to Grantee for the Grantee Fibers that have been ordered by Grantee as specified in Exhibit "B" to the Agreement (as amended in the Second Amendment).

CONFIDENTIAL - SEVENTH AMENDMENT                  CONFIDENTIAL TREATMENT REQUEST

                                                                             ADDITIONAL SQUARE FEET AVAILABLE
                                                                                      (APPROXIMATELY)
-------------------------------------------------------------------------------------------------------------
                                                                  ASSIGNED
FACILITY TYPE      SEGMENT/SITE LOCATION                           SPACE*    HUTS 3 & 4**    HUTS 5 & 6***
-------------------------------------------------------------------------------------------------------------



** Huts 3 & 4 will be available by ***
*** Huts 5 & 6 will be available by ***
Space and power will be delivered in accordance with the then existing Level 3 Dark Fiber Design Guidelines.

CONFIDENTIAL - SEVENTH AMENDMENT                  CONFIDENTIAL TREATMENT REQUEST